Exhibit 10.1

STAGE SMART LIMITED

ORDINARY SHARES PURCHASE AGREEMENT

This Ordinary Shares Purchase Agreement is made and entered into as of October 16, 2010 (the “Agreement”) by and among Stage Smart Limited, a company incorporated under the laws of British Virgin Islands (the “Company”), Smart Frontier Holdings Limited, the sole shareholder of the Company (the “Shareholder”), and UTStarcom, Inc., a Delaware company (the “Investor”), with reference to the following facts:

The Investor desires to purchase from the Shareholder, and the Shareholder desires to sell to the Investor, 5,100,000 ordinary shares of the Company (the “Ordinary Shares”) for an aggregate purchase price of $10,000,000 (the “Purchased Shares”), which purchase price shall be paid in form of the shares of Investor’s common stock (the “Investor Shares”). The number of the Investor Shares to be issued shall be calculated by dividing $10,000,000 by the average closing price per share of the Investor Shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of Closing (as defined below). The Investor will pay cash in lieu of any fractional shares that would otherwise be issued.

Accordingly, the undersigned agree as follows:

1.             Share Purchase. At the Closing (as defined below), the Shareholder shall sell to the Investor, and the Investor shall purchase from the Shareholder the Shareholder’s right to and interests in the Purchased Shares free and clear of any and all liens, charges, pledges, covenants, restrictions or other encumbrances or adverse claims, for an aggregate purchase price of $10,000,000 (the “Purchase Price”). Provided the Closing occurs, the foregoing commitment of the Shareholder to so sell its Purchased Shares is binding and irrevocable and may not be modified or rescinded by the Shareholder without the Investor’s written consent (which it may withhold in its sole discretion).

2.             Closing.

a.             Closing Date. Subject to the satisfaction or waiver of the conditions set forth below, the transactions contemplated by this Agreement shall occur at a closing (the “Closing”). The Closing shall take place remotely via the exchange of documents and signatures or at such other place as shall be designated by the parties.

b.             Deliveries at the Closing. At the Closing, (i) the Shareholder shall deliver to the Investor the certificate representing the Purchased Shares included on the Shareholder’s signature pages below that are being purchased at the Closing duly endorsed in blank and with appropriate stock power certificate, (ii) the Company shall deliver to the Investor share certificate(s) representing the Purchased Shares purchased by the Investor at the Closing, (iii) the Investor shall provide an irrevocable instruction to its transfer agent to issue the Investor Shares to the Shareholder and (iv) the Company shall deliver to the Investor a certified copy of the

Register of Members of the Company updated to reflect the Investor’s ownership of the Purchased Shares.

c.             Conditions to Closing. The obligation of the Investor to purchase the Shareholder’s Purchased Shares shall be conditioned upon the satisfaction of the following conditions (provided, however, that the Investor may waive any of the following conditions in its sole discretion): (i) the representations and warranties of the Shareholder being true and correct in all respects as of the Closing with respect to the Purchased Shares purchased at the Closing; (ii) the Shareholder shall have properly completed and duly executed the Shareholder’s Signature Pages attached to this Agreement; (iii) the receipt by the Investor of the Company Certificates and (iv) there shall be no active, pending or threatened legal proceedings adverse to the Investor and its affiliates (in the Investor’s sole discretion) relating to the purchase or ownership of the Purchased Shares or otherwise related to the transaction contemplated hereby; (v) there is no material adverse change to the assets and liabilities, financial condition, results of operations and prospects of the Company since the incorporation of the Company; (vi) the Investor shall have completed, to its satisfaction, business, legal and financial due diligence review of the Company; (vii) the Company shall have effected a 1 to 10,000 share split of the Ordinary Shares (the “Share Split”) prior to the Closing and issued to the Shareholder 9,990,000 more Ordinary Shares after the Share Split (the “Additional Share Issuance”); (viii) all conditions to the closing of the Series A Preference Shares Purchase Agreement (the “Series A Agreement”) shall have been satisfied; (ix) the Company shall have adopted the Amended and Restated Memorandum of Association and Amended and Restated Articles of Association in substantially the forms attached hereto as Exhibit A; (x) the Schedule of Exceptions (as defined below) has been delivered to the Investor, and (xi) the additional list application of the Investor Shares, if applicable, has been accepted.

3.             Representations; Warranties and Covenants.

a.             Representations; Warranties and Covenants of the Shareholder.  A Schedule of Exceptions attached hereto (the “Schedule of Exceptions”) shall be delivered to the Investor in connection with the execution of the Agreement. Except as set forth on the Schedule of Exceptions, the Shareholder represents, warrants and covenants to the Investor as follows:

i.              Title to the Shares. The Shareholder is the sole legal and beneficial owner of the applicable Purchased Shares and has good and valid title thereto, free and clear of all liens, charges, pledges, covenants, restrictions or other encumbrances or adverse claims or rights of others (collectively, “Liens”).  Immediately prior to the Closing and giving effect to the Share Split and Additional Share Issuance, the Shareholder owns 10,000,000 Ordinary Shares.

ii.             Authority. The Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and convey the Purchased Shares to the Investor, and upon consummation of the purchase contemplated hereby, the Investor will acquire sole title to the Purchased Shares being purchased by Investor hereunder, free and clear of any Liens. This Agreement has been duly executed and delivered by the Shareholder and, assuming due authorization, execution and delivery by the Investor and the Company, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against such shareholder in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application now or hereafter in effect relating to or affecting creditors’ rights, and by general principles of equity, whether considered in a proceeding in law or equity. The execution and delivery of this Agreement by the Shareholder does not, and the Shareholder’s performance of its obligations under this Agreement will not conflict with or result in any violation or default under such Shareholder’s charter, bylaws, partnership agreement, operating agreement or similar organizational documents and any law, regulation, rule, order, decree or judgment applicable to the Shareholder or by which the Shareholder is bound. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to the sale by the Shareholder of its Purchased Shares hereunder.

iii.            Disclosure. The Shareholder has reviewed the terms of the transaction contemplated hereby and has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the business and financial condition of the Company. The Shareholder has received such information as it considers necessary for deciding whether or not to enter into this Agreement and to consummate the transactions contemplated hereby. The Shareholder acknowledges that neither the Investor nor the Company have made any representations or warranties to the Shareholder with respect to the transactions contemplated hereby, including without limitation the fair market value of the Purchased Shares, except as expressly set forth in Section 3(b) below. The Shareholder hereby acknowledges that now or in the future, the Purchased Shares could be valued and/or sold at prices higher or lower than the Purchase Price.

iv.            Advisors.  The Shareholder understands that both the Investor and the Company have recommended that the Shareholder consult with its own financial, legal, tax and/or accounting advisors with respect to the transactions contemplated hereby, and has had an opportunity to consult such advisors to the Shareholder’s satisfaction prior to entering into this Agreement. The Shareholder acknowledges that neither the Investor nor the Company have made any representations with respect to the transaction contemplated hereby except as expressly set forth in this Agreement. The Shareholder further acknowledges that neither the Investor nor the Company have provided any legal, financial, accounting, tax or other advice with respect to the transaction contemplated hereby.

v.             Further Assurances.  After the Closing, the Shareholder shall cooperate (and shall cause any of its affiliates or representatives to cooperate) with the Investor, and shall cause to be executed and delivered such document and to cause such other actions to be taken as the Investor may reasonably request as necessary or desirable so that the Investor acquire good, marketable and unencumbered title to the Purchased Shares being purchased by each such Investor, free and clear of all Liens.

vi.            Receipt of Information.  The Shareholder has had an opportunity to ask questions and receive answers from the Investor regarding the terms and conditions of the issuance of the Investor Shares and the business, properties, prospects and financial condition of the Investor and obtain additional information (to the extent the Investor possessed such information or could acquire such information without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.  The Shareholder acknowledges and understands that no person other than the Investor has been authorized to give any representations not contained in this Agreement in connection with the issuance of the Investor Shares and, if given or made, such information or representation must not be relied upon as having been authorized by the Investor.

vii.           Accredited Investor.  Unless otherwise expressly indicated to the Investor, (a) the Shareholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act (an “Accredited Investor”), or (b) if the Shareholder was formed for the specific purpose of acquiring the Investor Shares, then each shareholder or member of the Shareholder is an Accredited Investor.

viii.          Investment Experience.  The Shareholder is experienced in evaluating and investing in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that is capable of evaluating the merits and risks of the investment in the Investor Shares.

ix.            Rule 144.  The Shareholder understands that the Investor Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Purchase Shares or on an available exemption from registration under the Securities Act, the Investor Shares must be held indefinitely.  In particular, the Purchaser is aware that the Investor Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.  Among the conditions for use of Rule 144 is the availability of current information to the public about the Investor.

x.             Reliance on Investor’s Representations.  The Shareholder understands that the Investor Shares being offered and issued to it will not be registered under the Securities Act or any other applicable securities laws on the ground that such issuance will be exempt from the registration requirements of U.S. federal, state and other applicable securities laws, and that the Investor is relying upon the truth and accuracy of, and the Shareholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Shareholder to acquire the Investor Shares.

xi.            Legends.  Each certificate representing any of the Investor Shares shall be endorsed with the applicable legend set forth below and any other legends required by applicable law, and the Shareholder covenants that, except to the extent such restrictions are waived in writing by the Investor, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR

INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO UTSTARCOM, INC., THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

b.             Representations and Warranties of the Investor. The Investor represents and warrants to the Shareholder as follows:

i.              Authority.  The Investor has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization. The Investor has the full right, power and authority to enter into this Agreement and to purchase the Purchased Shares from the Shareholder and to issue the Investor Shares to the Shareholder. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery by the Shareholder and the Company, constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application now or hereafter in effect relating to or affecting creditors’ rights, and by general principles of equity, whether considered in a proceeding in law or equity. The execution and delivery of this Agreement by the Investor does not, and the Investor’s performance of its obligations under this Agreement will not conflict with or result in any violation or default under (a) the Investor’s charters, bylaws, partnership agreements, operating agreements or similar organizational documents, (b) any law, regulation, rule, order, decree or judgment applicable to the Investor or by which the Investor is bound, or (c) any contract to which the Investor is a party or by which the Investor is bound, except in the case of clause (b) and (c), as would not have a material adverse effect on the Investor and its affiliates taken as a whole.

ii.                 Disclosure.  The Investor has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the business and financial condition of the Company.  The Investor has received such information as it considers necessary for deciding whether or not to enter into this Agreement and consummating the transaction contemplated hereby.

iii.                Securities Laws. The Investor understands and acknowledges that the Purchased Shares are not being registered with the Securities and Exchange Commission (“SEC”) under the U.S. Securities Act of 1933, as amended (the “Act”) or being qualified under applicable state securities laws and that the Purchased Shares are instead being transferred outside the registration and qualification requirements of the Act and applicable state securities laws. The Investor understands that the Investor may not transfer any Purchased Shares unless such Purchased Shares are registered under the Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available.

iv.                Accredited Investor.  The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act.

v.                 Legends.            Each certificate representing any of the Purchased Shares shall be endorsed with the applicable legend set forth below and any other legends required by applicable law, and the Investor covenants that, except to the extent such restrictions are waived in writing by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR

TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO UTSTARCOM, INC., THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

c.             Representations and Warranties Regarding the Company. Except as set forth on the Schedule of Exceptions, the Company and the Shareholder, jointly and severally, represent, warrant and covenant to the Investor as follows:

i.              Capitalization.  Immediately prior to the Closing and giving effect to the Share Split and Additional Share Issuance, the Company has 10,000,000 Ordinary Shares issued and outstanding, all of which are registered in the name of the Shareholder. The outstanding Ordinary Shares have been (1) duly authorized and validly issued, and are fully paid and nonassessable, and (2) were issued in compliance with all applicable non-U.S. and U.S. state and federal laws concerning the issuance of securities.

ii.             Additional Representations and Warranties.  The representations and warranties in Section 3 of the Series A Agreement regarding the Group Companies (as defined in the Series A Agreement) are hereby incorporated herein in their entirety and shall apply to this Agreement and the Purchased Shares, mutatis mutandis.

d.             Post Closing Covenants.

i.              Repurchase of Investor Shares.  The Investor shall have the right to repurchase the Investor Shares held by the Shareholder for the consideration of the Purchased Shares held by the Investor (the “Repurchase”) if, by the one year anniversary date of this Agreement, the regulatory approval(s) set forth in Section 3(d)(i) of the Schedule of Exceptions has not been obtained in a form satisfactory to the Investor (the “Approval”).  The Investor may exercise such right by delivering a notice to the Company and the Shareholder and the share certificate evidencing the Purchased Shares to the Company.  After receiving such notice and share certificate and upon return of the Investor Shares (with appropriate stock powers executed in blank) to the Investor, the Company shall promptly update the registry of members of the Company to reflect the Shareholder’s ownership of the Purchased Shares. The Shareholder shall promptly return the share certificate (or any other instrument) evidencing the Investor Shares (with appropriate stock powers executed in blank) to the Investor after receiving such notice of Repurchase.

ii.             Lockup of Investor Shares.  Until the Approval is obtained,  the Shareholder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer, distribute or dispose of, directly or indirectly (including, without limitation any of the foregoing with respect to any holding company with recent ownership of the Investor Shares, any Investor Shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Investor Shares without the prior written consent of the Investor.  The Investor may impose stop transfer orders on the Investor Shares until such time as the Approval is obtained.

iii.            Tax Filing.  The Shareholder hereby agrees and covenants that, within thirty (30) days of the date hereof, the Shareholder will make, or will cause its Affiliates to make, the appropriate filing to the appropriate PRC tax authorities regarding the transaction contemplated hereby, including without limitation any applicable filings required under Circular 698 issued by the State Administration of Taxation of the PRC, and pay any applicable tax required under the applicable law when such tax is due.

4.             Miscellaneous.

a.             Governing Law.  This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York, as such are applied to agreements between New York residents entered into and to be performed within New York.

b.             Indemnity.

i.              In the event of (1) any breach or violation of, or inaccuracy or misrepresentation in, any representation or warranty made by the Shareholder or the Company contained herein or any of the other Transaction Agreements (as defined in the Series A Agreement) (for purposes of determining the amount of the damages and costs, no effect will be given to any qualification as to “materiality” or “material adverse effect” contained therein), or (2) any breach or violation of any covenant or agreement contained herein or any of the other Transaction Agreements by any Group Company, (each of (1) and (2), a “Breach”), the Company and the Shareholder shall use best efforts to cure such Breach (to the extent that such Breach is curable) to the reasonable satisfaction of the Investor.  Notwithstanding the foregoing, the Company and the Shareholder shall also jointly indemnify the Investor and its Affiliates, limited partners, members, stockholders, employees, agents and representatives (each, an “Indemnitee”) for any and all losses, liabilities, damages, liens,  claims, obligations, penalties, settlements, deficiencies, costs and expenses, including without limitation reasonable advisor’s fees and other reasonable expenses of investigation, defense and resolution of any Breach or alleged Breach paid, suffered, sustained or incurred by the Indemnitees (each, an “Indemnifiable Loss”) resulting from, or arising out of, or due to, directly or indirectly, any Breach or alleged Breach.

ii.             Without limiting the generality of the preceding paragraph, in the event that any Indemnitee is found or held to be liable for paying any tax or penalties resulting from, or arising out of, or due to, directly or indirectly, the Shareholder’s failure to make any applicable tax filings on time or pay any applicable tax in full in any applicable jurisdiction (including without limitation, the PRC) in connection with the transaction contemplated hereby, the Shareholder shall indemnify such Indemnitee for any and all Indemnifiable Losses in connection therewith.  The Shareholder hereby agrees to pledge its rights and interests in the remaining 4,900,000 Ordinary Shares it will hold after the Closing to the Investor to secure its indemnification obligation under this paragraph.  The Company and the Shareholder hereby agree to promptly enter into any instrument, agreement or document and to make any appropriate filings as may be reasonably requested by the Investor or required under the applicable law to document and effectuate such share pledge.

c.             Dispute Resolution.

i.              Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be subject to resolution through consultation of the parties to such dispute, controversy or claim.  Such consultation shall begin within seven (7) days after one party hereto has delivered to the other parties involved a written request for such consultation.  If within thirty (30) days following the commencement of such consultation the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any party with notice to the other parties.

ii.             The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the UNCITRAL Arbitration Rules (“UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 4(c).  There shall be three (3) arbitrators.  The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30)

days after giving or receiving the demand for arbitration.  Such arbitrators shall be freely selected, and the parties shall not be limited in their selection to any prescribed list.  The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within thirty (30) days after selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the HKIAC.

iii.            The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply the UNCITRAL Rules in effect at the time of the arbitration.  However, if such rules are in conflict with the provisions of this Section 4(c), including the provisions concerning the appointment of arbitrators, the provisions of this Section 4(c) shall prevail.

iv.            The arbitrators shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of New York, and shall not apply any other substantive law.

v.             Each Party hereto shall cooperate with any party to the dispute in making full disclosure of and providing complete access to all information and documents requested by such party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on the Party receiving the request.

vi.            The award of the arbitration tribunal shall be final and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award.

vii.           Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

d.             Specific Enforcement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, notwithstanding Section 4(c), the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

e.             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement and any other agreement or instrument contemplated by or related to this Agreement may also be executed and delivered by facsimile or other electronic delivery of signature.

f.              Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

g.             Survival.  The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected or limited by any investigation of the subject matter thereof made by or on behalf the parties or knowledge of such subject matter.

h.             Notices.  All notices or other communications required or permitted hereunder shall be in writing and faxed, emailed, mailed or delivered to the Company’s executive offices (attention General Counsel) in the case of the Company, or to the Investor at the address, facsimile number or email address indicated for each of the respective Investor on the signature pages to the Agreement, or to the Shareholder at the address, facsimile number or email address indicated for the Shareholder on the signature pages to this Agreement. All notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile or email (with receipt of appropriate confirmation), or (iv) one business day after being deposited with an overnight courier service of recognized standing.

i.              Expenses.  Each party shall pay its own expenses in connection with the transactions contemplated hereby and the Shareholder shall pay the expenses of the Company incurred in connection with the transaction contemplated hereby; provided, however that if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

j.              Amendments and Waivers. Any material term of this Agreement may be amended or waived only with the written consent of the Investor and the Shareholder. Any amendment or waiver effected in accordance with this section shall be binding upon the Company, Investor and the Shareholder.

k.             Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement and the remaining provisions of this Agreement shall remain in effect.

l.              Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

m.            Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

STAGE SMART LIMITED

By:	/s/ Lin Song
Lin Song, Chief Executive Officer

Mailing Address:

Room 512, 5/F
Tower 1 Silvercord, 30 Canton Road
Tsimshatsui, Kowloon
Hong Kong

SHAREHOLDER:

SMART FRONTIER HOLDINGS LIMITED

By:	/s/ Zhang Mingliang
Zhang Mingliang, Director

Mailing Address:

Room 512, 5/F
Tower 1 Silvercord, 30 Canton Road
Tsimshatsui, Kowloon
Hong Kong

SIGNATURE PAGE TO

ORDINARY SHARES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

UTSTARCOM, INC.

By:	/s/ Jack Lu
Jack Lu, Chief Executive Officer

Mailing Address:
20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing 100738 P.R. China

SIGNATURE PAGE TO

ORDINARY SHARES PURCHASE AGREEMENT

Exhibit A

Amended Memorandum and Amended Articles